Item 1. Report to Shareholders

DECEMBER 31, 2004

NEW HORIZONS FUND

Annual Report

T. ROWE PRICE

The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

Fellow Shareholders

A strong fourth quarter helped small-cap stocks and your fund provide robust returns in 2004, surpassing the broad market as measured by the Standard & Poor's 500 Stock Index. Small-cap stocks outpaced large-caps for the sixth straight year. Despite concerns over interest rates, inflation, the election, and conflict in the Middle East, investors ultimately chose to focus on solid progress in the economy and corporate earnings in driving stock prices higher.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

New Horizons Fund                            9.84%        17.90%

Russell 2000 Growth Index                    8.16         14.31

Russell 2000 Index                          10.83         18.33

Lipper Small-Cap Growth Funds Index          7.12         10.79

S&P 500 Stock Index                          7.19         10.88

Your fund's gain of 9.84% for the six-month period was modestly lower than the broad Russell 2000 Index but exceeded the narrower Russell 2000 Growth Index benchmark and the Lipper index of small-cap growth funds, as shown in the table. For the year, your fund's 17.90% return also surpassed all indexes in the table except the Russell 2000. These results reflected continued market leadership by value-oriented stocks that are included in the Russell 2000 but are not part of your fund's investment mandate. In the final quarter, however, growth stocks edged value as technology and consumer shares were better performers.

Over longer time periods, your fund has also performed well versus the indexes and its peer funds. As the table on page 11 shows, the fund's 13.23% annualized return for 10 years ended December 31 surpassed the relevant indexes as well as its Lipper peer group, and its returns of 4.26% and 17.90% for the five- and one-year periods, respectively, outpaced all but the Russell 2000.

MARKET ENVIRONMENT

After a lull in June, economic growth resumed during the second half at a more moderate pace but one that was healthy and above average. Job growth was positive but continued to lag the overall economy as productivity gains dampened new hiring. Consumer spending, however, remained at the high levels typical of the early stages of an economic recovery and was the engine powering overall growth. Business capital spending is starting to improve and usually revives in the later stages of the recovery.

Corporate profits were exceptional in the second half and for the entire year on higher productivity and lower cost structures. As capital spending picks up, especially technology spending (the largest component), corporate profits should receive a second wind. Solid profits helped companies shore up their balance sheets, which bodes well for capital investment down the road. We were pleased to see renewed IPO activity in recent months featuring a large number of offerings of high-quality companies.

The biggest surprise in the financial markets in 2004 was the stability of interest rates, especially given strong economic growth, a weak dollar, and federal deficits. Short-term rates rose modestly (especially in the second half), as the Federal Reserve kept its promise to raise rates at a measured pace. Long-term rates were largely unchanged and remained historically low, continuing to benefit financial and homebuilding companies, in particular.

Despite much good news, numerous concerns weighed on investors' minds including geopolitical uncertainty, especially in Iraq; trade and budget deficits; and inflation fears stirred by rising commodity prices but largely contained by productivity gains and the change in Fed policy. Nevertheless, investors were able to look past these negatives to the economy's positive performance.

Taking a closer look at the stock market, we have to conclude that small-cap stocks are in the later stages of outperformance versus large-caps, since 2004 was the sixth consecutive year of small-cap predominance and previous cycles have averaged about five years. Performance in the second half bounced back and forth, as small-caps underperformed in the third quarter but surged in the fourth to finish ahead of large-caps in both the six-month and one-year periods.

SMALL-CAP VS. LARGE-CAP STOCK RETURNS
--------------------------------------------------------------------------------

                          12/31/90-                12/31/93-            6/30/99-
                          12/31/93                  6/30/99            12/31/04
--------------------------------------------------------------------------------

Russell 2000 Index         105.58%                   91.45%              52.79%

S&P 500 Stock Index         54.56                   230.31               -4.12


Small-cap valuations relative to large-caps are no longer at their usual discounts. Within small-caps, growth stocks edged value stocks in the fourth quarter, but value stocks maintained a significant advantage in the second half and for the full year--as they have over the last five years. Given this performance disparity, valuations of small-cap growth stocks relative to value stocks are very attractive compared with historical averages. In the early days of an economic recovery, small-cap growth stocks typically lead the stock market, but this has not happened in the current economic cycle. As a result, small-cap growth remains an appealing area of the market.

SMALL-CAP STOCK RETURNS
--------------------------------------------------------------------------------

Periods Ended 12/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Russell 2000 Index                          10.83%        18.33%

Russell 2000 Growth Index                    8.16         14.31

Russell 2000 Value Index                    13.37         22.25

While small-caps may be near the end of their cycle, these cycles often have ended with significant outperformance and high valuation premiums relative to large companies. Currently, however, relative valuations of small-caps are in line with previous cycle peaks, or slightly lower, by most measures. Regardless of when the small-cap cycle ends, we expect the absolute performance of small-cap stocks to remain solid as they participate in overall stock market gains.

PORTFOLIO REVIEW

In a market led by value stocks, the best returns came from the energy, materials, and financial sectors, which seldom feature growth companies. In contrast, the technology and consumer sectors, which are often fertile areas for growth stocks, performed more modestly. Among our best contributors in the second half were consumer discretionary stocks, industrials and business services, and financials, while results were mixed in health care and technology--although the tech sector led the fund and the market in the fourth-quarter market turnaround. (See the Portfolio Highlights table following this letter.)

The consumer discretionary sector included two of our top five contributors for the past six months, homebuilders Toll Brothers and Ryland Group, as home sales have been surprisingly strong due to low mortgage rates. Other key contributors were restaurant holdings (PF Chang's China Bistro and Rare Hospitality) and our media names (Catalina Marketing and XM Satellite Radio). The fund also benefited from companies leveraged to the improving economy in the industrials and business services area: machinery stocks Actuant (the fifth-best contributor) and Oshkosh Truck, as well as services stocks Resources Connection, Waste Connections, and Mobile Mini.

(Please see the Portfolio of Investments for a complete listing of the fund's holdings and the amount each represents in the portfolio.)

Though it is typically challenging to find financial companies that meet our growth expectations, recent additions in this area plus existing holdings were large contributors to performance in the second half, reflecting strength in the financial markets. Examples include asset managers Affiliated Managers and Legg Mason along with trust bank Investors Financial Services. Returns also benefited from gains in consumer finance holdings First Marblehead and Advance America (an initial public offering that we purchased in December) as well as niche bank UCBH.

Performance from our technology stocks was mixed, with both strength and weakness in our software, IT services, and semiconductor holdings. Software companies McAfee, Kronos, Macromedia, and Activision contributed, while Red Hat and Magma Design detracted from performance. McAfee is a leader in the computer security industry, one of the fastest growing segments in the software market. Investors shied away from stable-growth IT services holdings at the end of the year, though RightNow Technologies and Global Payments aided results. Certegy and Skillsoft were weak following earnings disappointments. Within semiconductors, Tessera Technologies and Volterra Semiconductor boosted returns, while long-time positions in Analog Devices, Maxim, and Integrated Circuit were a drag on results.

In the health care sector, health care services and biotechnology holdings hampered performance. Service provider Omnicare was the worst performer in the fund for the six months and the year, and positions in VCA Antech and Accredo also detracted. Omnicare, the largest provider of pharmaceuticals for nursing home patients, declined sharply during the third quarter as constraints on government reimbursement and competition from smaller firms hurt its pricing power. Although pricing concerns remain, the company possesses one of the most seasoned management teams in the industry and should be able to leverage its scale advantages over its competitors despite the difficult government reimbursement climate. Problems with biotech products were reflected in weak results for Onyx Pharmaceuticals, NPS Pharmaceuticals, and Neurocrine Biosciences.

Among other sectors, notable contributors included telecommunications stock NII Holdings and dialysis provider Davita. Wireless telecommunications services holdings have been outstanding performers for the fund, and holdings such as NII Holdings, Nextel Partners, and Western

Wireless are benefiting from strong subscriber growth. While we continue to expect good operational performance from the sector, we pared back our relatively large weighting. On the negative side, notable detractors included Multimedia Games, for-profit educator Apollo Group, and retailer Ann Taylor Stores. Apollo Group is the fund's largest holding and one of our most dynamic investments. The stock was weak, along with most education stocks, on regulatory concerns regarding incentive-based compensation for enrollment counselors. The situation has since been resolved, and Apollo's sophisticated recruiting effort remains a competitive advantage. Enrollment growth is strong in the for-profit education industry, which we continue to view as an attractive investment area.

As you can see in the table, changes in sector weightings were modest in the second half and the year as a whole, and the sectors composing the top four remained the same. Most changes in the percentages reflected market fluctuations rather than major purchases or sales.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                            12/31/03       6/30/04      12/31/04
--------------------------------------------------------------------------------

Information Technology                         21.0%         21.5%         22.1%

Consumer Discretionary                         22.4          20.1          20.4

Health Care                                    22.1          21.1          19.9

Industrials and Business Services              16.5          17.8          17.8

Financials                                      7.1           8.2           9.2

Energy                                          5.5           5.2           5.3

Telecommunication Services                      3.0           4.2           3.8

Materials                                       1.0           1.2           1.4

Consumer Staples                                0.9           0.3             -

Utilities                                         -             -             -

Other and Reserves                              0.5           0.4           0.1
--------------------------------------------------------------------------------

Total                                         100.0%        100.0%        100.0%

Historical weightings reflect current industry/sector classifications.

Based on Net Assets

During the second half, we added to our technology holdings in Internet-related companies as well as in software and semiconductors. We also took advantage of specific opportunities in financials, including CapitalSource, Advance America, and Infinity Property and Casualty. Some of our largest investments were in gaming equipment maker WMS Industries, Internet stock Sina, video gamer Activision, biotech Martek Biosciences, and retailer Pantry.

Sales spanned several sectors. In the consumer discretionary area we sold radio stocks Westwood One and Radio One and restaurants CEC Entertainment and Ruby Tuesday. We continued to trim holdings in energy equipment and services that had performed well, and we also pared positions in health care services and equipment. The largest sales were Western Wireless, CEC Entertainment, Ruby Tuesday, Catalina Marketing, and Hewitt Associates (a larger-cap stock received in the Exult acquisition, which likewise was sold).

OUTLOOK

After a long run for small-cap stocks, we think a shift in market leadership toward large-caps is likely. Large-cap earnings growth has been surprisingly strong, due in part to continued weakness in the U.S. dollar, which benefits the earnings of export and multinational companies. The relative earnings strength of small-cap companies will determine whether

[Graphic Omitted]

NEW HORIZONS FUND P/E RATIO
--------------------------------------------------------------------------------

Dec-69      28.6
            25
            17.7
            20.4

Dec-70      22.2
            29.7
            28
            27.7

Dec-71      28.6
            33.5
            33.5
            29.7

Dec-72      29.2
            22.6
            17.9
            21.7

Dec-73      16.8
            15.7
            12.5
            8.7

Dec-74      8.7
            13.7
            15.3
            11.7

Dec-75      11.5
            12.4
            10.7
            10.1

Dec-76      10.4
            9
            8.7
            8.6

Dec-77      8.8
            8.6
            9.5
            10.7

Dec-78      8.9
            9.6
            9
            9.8

Dec-79      10.7
            9.3
            10.4
            14.2

Dec-80      16.5
            15.7
            14.9
            11.3

Dec-81      11.5
            10.4
            10.8
            13.1

Dec-82      16.8
            19.4
            21.5
            19.3

Dec-83      17.3
            14.4
            13.9
            13.5

Dec-84      12.4
            14.5
            15
            14

Dec-85      16.1
            17.3
            17.5
            14.6

Dec-86      14.5
            18.3
            17.9
            18.2

Dec-87      12.5
            13.9
            14.7
            12.8

Dec-88      12.5
            13
            13.8
            14.5

Dec-89      14.3
            13.4
            15
            12

Dec-90      13.6
            18.3
            17.1
            17.8

Dec-91      19.8
            19.4
            16.8
            17

Dec-92      19.8
            19
            19.7
            20.9

Dec-93      21.5
            20
            18.2
            18.9

Dec-94      18.2
            18.9
            20.4
            22.8

Dec-95      23.6
            24.1
            26.2
            26.6

Dec-96      26.3
            21.4
            23.1
            27.2

Dec-97      23.6
            24.7
            24.4
            20.6

Dec-98      23.5
            20.7
            24.4
            25.1

Dec-99      28.3
            31.9
            32.4
            32.6

Dec-00      31.1
            26.8
            31.7
            27.9

Dec-01      34.5
            33.5
            27
            21

Dec-02      22.4
            21.8
            24.8
            25

Dec-03      28.1
            28.2
            25.1
            24

Dec-04      26



[Graphic Omitted]

NEW HORIZONS FUND P/E RELATIVE TO THE S&P 500 P/E
--------------------------------------------------------------------------------

12/69       1.57
            1.43
            1.27
            1.28

12/70       1.31
            1.62
            1.63
            1.63

12/71       1.8
            1.99
            2.11
            1.97

12/72       1.9
            1.67
            1.46
            1.67

12/73       1.47
            1.39
            1.19
            1.13

12/74       1.04
            1.25
            1.29
            1.16

12/75       1.17
            1.14
            1.03
            1.04

12/76       1.07
            0.94
            1.02
            1.05

12/77       1.11
            1.18
            1.22
            1.29

12/78       1.17
            1.28
            1.18
            1.2

12/79       1.32
            1.37
            1.28
            1.63

12/80       1.88
            1.89
            1.94
            1.66

12/81       1.53
            1.53
            1.54
            1.7

12/82       1.89
            2.11
            2.17
            2.05

12/83       1.86
            1.6
            1.62
            1.52

12/84       1.35
            1.42
            1.35
            1.27

12/85       1.3
            1.26
            1.15
            1.05

12/86       1.02
            1.1
            1.13
            1.14

12/87       1.01
            1.09
            1.2
            1.12

12/88       1.14
            1.12
            1.12
            1.08

12/89       1.01
            0.99
            1.05
            0.96

12/90       1.01
            1.2
            1.17
            1.15

12/91       1.19
            1.23
            1.06
            1.06

12/92       1.2
            1.14
            1.2
            1.25

12/93       1.34
            1.32
            1.26
            1.29

12/94       1.37
            1.32
            1.34
            1.44

12/95       1.49
            1.48
            1.58
            1.58

12/96       1.5
            1.2
            1.2
            1.3

12/97       1.2
            1.1
            1
            1

12/98       0.9
            0.8
            0.9
            1

12/99       1
            1.2
            1.3
            1.4

12/00       1.4
            1.3
            1.4
            1.3

12/01       1.5
            1.5
            1.4
            1.3

12/02       1.3
            1.4
            1.4
            1.4

12/03       1.6
            1.6
            1.5
            1.48

12/04       1.5

Note: The fund's P/E ratio is an average, unweighted number based on 12-month forward earnings per share as estimated by the fund's investment manager at each quarter-end.

they can continue to outperform their large-cap brethren. Value stocks also have enjoyed a long leadership run, but we expect investors to focus once again on companies with prospects for above-average earnings growth. This should be favorable for small-cap growth stocks, which have lagged within the small-cap universe.

The New Horizons Fund P/E ratio (using 12-month forward earnings estimates) relative to that of the S&P 500 Stock Index rose slightly during 2004 to 1.50--near its highest level in the past 20 years. Therefore, it is hard to make a case that small-cap stocks look cheap relative to larger companies. However, small growth companies are more attractively valued than their small value peers, in our view, and we hope they will show better relative performance going forward. If the market extends its gains, as we believe it will, small-cap growth stocks and your fund should continue to generate solid returns.

Respectfully submitted,

John H. Laporte
President of the fund and chairman of its Investment Advisory Committee

January 24, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

--------------------------------------------------------------------------------

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000's total market capitalization. Performance is reported on a total return basis.

Russell 2000 Value Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

Russell 2000 Growth Index: Market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/04
--------------------------------------------------------------------------------

Apollo Group                                                                4.6%

Henry Schein                                                                2.5

Toll Brothers                                                               2.2

Davita                                                                      2.0

NII Holdings                                                                1.8
--------------------------------------------------------------------------------

Omnicare                                                                    1.8

Oshkosh Truck                                                               1.4

O'Reilly Automotive                                                         1.4

Laureate                                                                    1.3

Coventry Health Care                                                        1.2
--------------------------------------------------------------------------------

Actuant                                                                     1.1

Tuesday Morning                                                             1.1

Station Casinos                                                             1.1

Roper Industries                                                            1.1

School Specialty                                                            1.0
--------------------------------------------------------------------------------

Ryland Group                                                                1.0

PF Chang's China Bistro                                                     1.0

Nextel Partners                                                             1.0

UCBH Holdings                                                               1.0

Kronos                                                                      0.9
--------------------------------------------------------------------------------

Corporate Executive Board                                                   0.9

Radian                                                                      0.9

Panera Bread                                                                0.9

WMS Industries                                                              0.9

Neurocrine Biosciences                                                      0.9
--------------------------------------------------------------------------------

Total                                                                      35.0%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ending 12/31/04

Best Contributors                         Worst Contributors
--------------------------------------------------------------------------------

Toll Brothers              24(cents)      Omnicare                    -12(cents)

NII Holdings               15             Multimedia Games             11

Davita                     12             Apollo Group                  7

Ryland Group                9             AnnTaylor Stores              6

Actuant                     8             Red Hat                       5

Catalina Marketing          8             Analog Devices                4

PF Chang's China Bistro     8             Maxim Integrated Products     4

F5 Networks                 7             Integrated Circuit Systems    3

McAfee                      7             SkillSoft                     3

Henry Schein                7             ONYX Pharmaceuticals **       3
--------------------------------------------------------------------------------

Total                     105(cents)      Total                       -58(cents)




12 Months Ended 12/31/04

Best Contributors                         Worst Contributors
--------------------------------------------------------------------------------

Toll Brothers              26(cents)      Omnicare                     -8(cents)

NII Holdings               25             NPS Pharmaceuticals           7

Davita                     21             Entercom Communications       6

Apollo Group               15             SkillSoft                     5

Station Casinos            14             Multimedia Games              5

Laureate                   13             Exult **                      4

Oshkosh Truck              10             Cox Radio                     4

Actuant                    10             Intersil Holding              4

University of                             Wilson Greatbatch
Phoenix Online              9             Technologies                  4

McAfee                      9             Magma Design Automation       4
--------------------------------------------------------------------------------

Total                     152(cents)      Total                       -51(cents)


** Position eliminated

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

NEW HORIZONS FUND
--------------------------------------------------------------------------------

As of 12/31/04

New Horizons Fund                       $ 34,643

Russell 2000 Growth Index               $ 19,888

Lipper Small-Cap Growth Funds Index     $ 26,805


                           New Horizons        Russell 2000     Lipper Small-Cap
                                   Fund        Growth Index   Growth Funds Index

12/94                   $        10,000     $        10,000     $        10,000

12/95                            15,544              13,104              13,650

12/96                            18,192              14,580              15,977

12/97                            19,970              16,468              17,771

12/98                            21,218              16,670              17,942

12/99                            28,118              23,854              28,917

12/00                            27,595              18,503              26,531

12/01                            26,811              16,796              23,090

12/02                            19,679              11,713              16,712

12/03                            29,382              17,399              24,194

12/04                            34,643              19,888              26,805


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

New Horizons Fund                           17.90%          4.26%         13.23%

Russell 2000 Growth Index                   14.31          -3.57           7.12

Russell 2000 Index                          18.33           6.61          11.54

Lipper Small-Cap Growth Funds Index         10.79          -1.51          10.36

S&P 500 Stock Index                         10.88          -2.30          12.07

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------

                               Beginning            Ending         Expenses Paid
                           Account Value     Account Value        During Period*
                                  7/1/04          12/31/04    7/1/04 to 12/31/04
--------------------------------------------------------------------------------

Actual                         $1,000.00         $1,098.40                 $4.54

Hypothetical (assumes 5%
return before expenses)         1,000.00          1,020.81                  4.37

*Expenses are equal to the fund's annualized expense ratio for the six-month period (0.86%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                   Year
                                  Ended
                               12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
NET ASSET VALUE

Beginning of period             $ 24.80   $ 16.61   $ 22.63   $ 23.89   $ 27.53

Investment activities

  Net investment income (loss)    (0.18)    (0.15)    (0.17)    (0.17)    (0.13)

  Net realized and
  unrealized gain (loss)           4.62      8.34     (5.85)    (0.53)    (0.37)

  Total from
  investment activities            4.44      8.19     (6.02)    (0.70)    (0.50)

Distributions

  Net realized gain                   -         -         -     (0.56)    (3.14)

NET ASSET VALUE

End of period                   $ 29.24   $ 24.80   $ 16.61   $ 22.63   $ 23.89
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                    17.90%    49.31%  (26.60)%   (2.84)%   (1.86)%

Ratio of total expenses to
average net assets                0.87%     0.91%     0.92%     0.91%     0.88%

Ratio of net investment
income (loss) to average
net assets                      (0.67)%   (0.75)%   (0.81)%   (0.77)%   (0.51)%

Portfolio turnover rate           25.4%     28.6%     23.7%     27.4%     47.2%

Net assets, end of period
(in millions)                   $ 5,741   $ 4,955   $ 3,359   $ 5,583  $  6,122

^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                              Shares           Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS & WARRANTS  99.8%


CONSUMER DISCRETIONARY   20.3%

Hotels, Restaurants & Leisure   5.8%

Great Wolf Resorts *                                     281,500           6,289

Multimedia Games *!                                    2,250,000          35,460

Panera Bread, Class A *                                1,250,000          50,400

PF Chang's China Bistro *                              1,000,000          56,350

Rare Hospitality International *                       1,125,000          35,843

Sonic *                                                1,000,000          30,500

Station Casinos                                        1,175,000          64,249

Texas Roadhouse, Class A *                                77,000           2,275

WMS Industries *                                       1,500,000          50,310

                                                                         331,676

Household Durables   3.7%

Ryland Group                                           1,000,000          57,540

Toll Brothers *                                        1,800,000         123,498

WCI Communities *                                        240,000           7,056

Yankee Candle Company *                                  700,000          23,226

                                                                         211,320

Internet & Catalog Retail   0.2%

priceline.com *                                          500,000          11,795

                                                                          11,795

Media   3.9%

ADVO                                                   1,125,000          40,106

Catalina Marketing                                     1,100,000          32,593

Cox Radio, Class A *                                   1,000,000          16,480

Entercom Communications *                              1,000,000          35,890

Radio One, Class D *                                   1,900,000          30,628

Regent Communications *                                1,750,000           9,275

Spanish Broadcasting, Class A *!                       2,500,000          26,400

TiVo *                                                   800,000           4,696

XM Satellite Radio Holdings, Class A *                   850,000          31,977

                                                                         228,045

Multiline Retail   1.1%

Tuesday Morning *!                                     2,100,000          64,323

                                                                          64,323

Specialty Retail   5.6%

AC Moore Arts & Crafts *!                              1,000,000          28,810

AnnTaylor Stores *                                     1,500,000          32,295

Christopher & Banks !                                  2,000,000          36,900

Hot Topic *                                              750,000          12,892

Linens 'n Things *                                       600,000          14,880

O'Reilly Automotive *                                  1,800,000          81,090

Pantry *                                                 700,000          21,063

Petco *                                                1,200,000          47,376

Select Comfort *                                         250,000           4,485

The Finish Line, Class A !                             2,200,000          40,260

                                                                         320,051

Total Consumer Discretionary                                           1,167,210


ENERGY   5.3%

Energy Equipment & Services   4.5%

BJ Services                                              300,000          13,962

Cooper Cameron *                                         250,000          13,453

FMC Technologies *                                     1,500,000          48,300

Grant Prideco *                                        1,500,000          30,075

Helmerich & Payne                                        800,000          27,232

Hydril *                                                 531,000          24,166

Key Energy Services *                                  1,500,000          17,700

National Oilwell *                                       750,000          26,467

Smith International *                                    200,000          10,882

Tidewater                                                500,000          17,805

Varco International *                                    400,000          11,660

W-H Energy Services *                                    784,000          17,530

                                                                         259,232

Oil & Gas   0.8%

Bill Barrett *                                           136,000           4,351

Cimarex Energy *                                         550,000          20,845

Encore Acquisition *                                     620,000          21,644

                                                                          46,840

Total Energy                                                             306,072


FINANCIALS   9.2%

Capital Markets   3.0%

Affiliated Managers Group *                              531,000          35,970

Greenhill                                                250,000           7,175

Investors Financial Services                             900,000          44,982

Legg Mason                                               525,000          38,461

National Financial Partners                              550,000          21,340

Waddell & Reed Financial, Class A                        950,000          22,696

                                                                         170,624

Commercial Banks   1.6%

Boston Private Financial                                 350,000           9,860

Signature Bank *                                          83,400           2,699

Silicon Valley Bancshares *                              266,000          11,922

Texas Capital Bancshares *                               600,000          12,972

UCBH Holdings                                          1,200,000          54,984

                                                                          92,437

Consumer Finance   1.0%

Advance America Cash Advance Centers *                   918,000          21,022

First Marblehead *                                       450,000          25,313

Moneygram International                                  400,000           8,456

                                                                          54,791

Diversified Financial Services   0.8%

CapitalSource *                                        1,800,000          46,206

                                                                          46,206

Insurance   1.7%

Direct General                                           700,000          22,470

Hilb Rogal and Hobbs                                     209,600           7,596

Hub International                                        400,000           7,364

Infinity Property & Casualty                             900,000          31,680

MaxRe Capital                                            750,000          15,997

Scottish Annuity & Life                                  500,000          12,950

                                                                          98,057

Thrifts & Mortgage Finance   1.1%

Delta Financial                                        1,000,000          10,300

Radian                                                 1,000,000          53,240

                                                                          63,540

Total Financials                                                         525,655


HEALTH CARE   19.9%

Biotechnology   7.1%

Abgenix *                                                950,000           9,823

Acadia Pharmaceuticals *                                 700,000           4,739

Alexion Pharmaceutical *                                 764,000          19,253

Alkermes *                                             1,700,000          23,953

Amylin Pharmaceuticals *                                 575,000          13,432

BioCryst Pharmaceuticals *                               300,000           1,734

Cephalon *                                               699,500          35,591

Cubist Pharmaceuticals *                               1,000,000          11,830

Cytogen *                                                400,000           4,608

Cytokinetics *                                           150,000           1,538

deCode Genetics *                                      1,600,000          12,496

Diversa *                                              1,400,000          12,236

Dynavax Technologies *                                   400,000           3,200

Encysive Pharmaceuticals *                               400,000           3,972

EXACT Sciences *                                         400,000           1,528

Exelixis *                                             1,350,000          12,825

Eyetech Pharmaceuticals *                                300,000          13,650

Human Genome Sciences *                                  800,000           9,616

Idenix Pharmaceuticals *                                 375,000           6,431

Incyte Genomics *                                        275,000           2,747

Keryx Biopharmaceuticals *!                              275,000           3,182

Kosan Biosciences *                                      350,000           2,426

Lexicon Genetics *                                     1,000,000           7,755

Martek Biosciences *                                     350,000          17,920

Memory Pharmaceuticals *                                 500,000           2,659

Momenta Pharmaceuticals *                                800,000           5,648

Myogen *!                                                715,000           5,770

Myogen, Warrants, 9/29/09 *+(euro)!                      113,000              31

Myriad Genetics *                                      1,000,000          22,510

Neurocrine Biosciences *                               1,000,000          49,300

NPS Pharmaceuticals *                                  1,200,000          21,936

Protein Design Labs *                                    175,000           3,615

Rigel Pharmaceuticals *                                  400,000           9,768

Senomyx *                                              1,000,000           8,280

Serologicals *                                           250,000           5,530

Transkaryotic Therapies *                                350,000           8,886

Trimeris *                                               625,000           8,856

Vertex Pharmaceuticals *                                 675,000           7,135

Vicuron Pharmaceuticals *                                425,000           7,399

ViroPharma *                                             509,000           1,654

XOMA *                                                   425,000           1,101

                                                                         406,563

Health Care Equipment & Supplies   1.1%

Advanced Neuromodulation Systems *                       150,000           5,919

Analogic                                                 120,000           5,375

Conor Medsystems *                                       125,000           1,731

CTI Molecular Imaging *                                  250,000           3,548

Endologix *!                                             682,500           4,661

EPIX Pharmaceuticals *                                   450,000           8,059

Integra LifeSciences *                                   544,100          20,094

Regeneration Technologies *                              200,000           2,096

Symmetry Medical *                                        75,000           1,579

Wilson Greatbatch Technologies *                         400,000           8,968

                                                                          62,030

Health Care Providers & Services   9.8%

Advisory Board *                                         500,000          18,440

Community Health System *                              1,000,000          27,880

Coventry Health Care *                                 1,275,000          67,677

Davita *                                               2,850,000         112,661

HealthStream *!                                        2,405,000           6,445

Henry Schein *                                         2,100,000         146,244

LabOne *                                                 300,000           9,612

Omnicare                                               3,000,000         103,860

Symbion *                                                451,828           9,976

United Surgical Partners International *                 350,000          14,595

VCA Antech *                                           1,600,000          31,360

WellChoice *                                             300,000          16,020

                                                                         564,770

Pharmaceuticals   1.9%

Able Laboratories *                                      700,000          15,925

Atherogenics *                                           850,000          20,026

Inspire Pharmaceuticals *                              1,200,000          20,124

Medicines Company *                                    1,000,000          28,800

Nektar Therapeutics *                                    300,000           6,072

Noven Pharmaceuticals *                                  375,000           6,398

Taro Pharmaceuticals *                                   210,000           7,146

Theravance *                                              57,800           1,035

Theravance (IPO restricted shares) *+(euro)               65,000           1,047

Theravance (restricted shares), Series D1 *+(euro)       331,183           5,335

                                                                         111,908

Total Health Care                                                      1,145,271


INDUSTRIALS & BUSINESS SERVICES   17.8%

Aerospace & Defense   1.9%

Armor Holdings *                                         775,000          36,440

HEICO, Class A                                           412,600           7,134

Mercury Computer Systems *                               500,000          14,840

MTC Technologies *                                       200,000           6,714

Triumph Group *                                          594,100          23,467

United Defense Industries *                              435,000          20,554

                                                                         109,149

Air Freight & Logistics   0.2%

EGL *                                                    300,000           8,967

                                                                           8,967

Commercial Services & Supplies   11.5%

Apollo Group, Class A *                                3,265,270         263,540

Bright Horizons Family Solutions *                       270,915          17,544

Charles River Associates *                                45,700           2,137

Corporate Executive Board                                798,800          53,472

Education Management *                                 1,400,000          46,214

First Advantage, Class A *                               283,700           5,787

Huron Consulting Group *                                 110,000           2,442

Intersections *                                          550,000           9,488

Laureate *                                             1,650,000          72,749

LECG *                                                   400,000           7,460

Mobile Mini !                                          1,100,000          36,344

Resources Connection *                                   498,000          27,046

School Specialty *!                                    1,500,000          57,840

Tetra Tech *                                             900,000          15,066

Waste Connections *                                    1,350,100          46,241

                                                                         663,370

Industrial Conglomerates   1.1%

Roper Industries                                       1,000,000          60,770

                                                                          60,770

Machinery   2.6%

Actuant, Class A *!                                    1,265,000          65,970

Oshkosh Truck                                          1,200,000          82,056

                                                                         148,026

Trading Companies & Distributors   0.5%

Interline Brands *                                       425,000           7,476

MSC Industrial Direct, Class A                           650,000          23,387

                                                                          30,863

Total Industrials & Business Services                                  1,021,145


INFORMATION TECHNOLOGY   22.1%

Communications Equipment   1.1%

ADTRAN                                                   800,000          15,312

F5 Networks *                                            350,000          17,052

Harmonic *                                               800,000           6,672

Packeteer *                                              800,000          11,560

Tekelec *                                                500,000          10,220

                                                                          60,816

Computers & Peripherals   0.5%

Emulex *                                               1,550,000          26,102

                                                                          26,102

Electronic Equipment & Instruments   1.0%

Cogent *                                                 150,000           4,950

Daktronics *                                             100,000           2,489

Digital Theater Systems *                                516,900          10,405

Molex                                                    100,000           3,000

National Instruments                                     500,000          13,625

Newport *                                                475,000           6,698

Orbotech *                                                44,300             938

Trimble Navigation *                                     550,000          18,172

                                                                          60,277

Internet Software & Services   1.8%

Autobytel *                                            1,500,000           9,060

CNET Networks *                                        1,350,000          15,160

Digital Insight *                                      1,350,000          24,840

HouseValues *                                            600,000           9,012

MatrixOne *                                            1,250,000           8,187

Sina *                                                   850,000          27,251

Sonicwall *                                              300,000           1,896

The Knot *!                                            1,350,000           6,818

WebSideStory *                                           200,000           2,486

                                                                         104,710

IT Services   2.5%

BISYS Group *                                          1,300,000          21,385

Certegy                                                1,250,000          44,412

Global Payments                                          500,000          29,270

Maximus *                                                350,000          10,892

META Group !                                             386,100           3,784

Paychex                                                  100,000           3,408

RightNow Technologies *                                  368,800           5,956

SkillSoft ADR *                                        3,500,000          19,775

SRA International, Class A *                             100,000           6,420

                                                                         145,302

Semiconductor & Semiconductor Equipment   5.9%

Advanced Energy Industries *                             800,000           7,304

Altera *                                                 600,000          12,420

AMIS Holdings *                                        1,424,075          23,526

Analog Devices                                           750,000          27,690

Atheros Communications *                                 500,000           5,125

ATMI *                                                 1,084,300          24,429

Cabot Microelectronics *                                 300,000          12,015

Cognex                                                   250,000           6,975

Credence Systems *                                     1,000,000           9,150

Cymer *                                                  250,000           7,385

Cypress Semiconductor *                                  550,000           6,452

Integrated Circuit Systems *                           1,200,000          25,104

Intersil Holding, Class A                              1,100,000          18,414

Intevac *                                                720,000           5,443

Lattice Semiconductor *                                1,200,000           6,840

Linear Technology                                        200,000           7,752

Maxim Integrated Products                                750,000          31,792

Micrel *                                                 725,000           7,990

Microsemi *                                              550,000           9,548

MKS Instruments *                                        600,000          11,130

PDF Solutions *                                          426,700           6,874

PMC-Sierra *                                             700,000           7,875

PortalPlayer *                                            40,000             987

Semtech *                                                850,000          18,589

Tessera Technologies *                                   400,000          14,884

Volterra Semiconductor *                                 283,123           6,273

Xilinx                                                   500,000          14,825

                                                                         336,791

Software   9.3%

Activision *                                           1,156,100          23,330

Actuate *                                                100,000             255

Agile Software *!                                      3,000,000          24,510

Altiris *                                                675,000          23,915

Blackbaud *                                               59,703             874

Business Objects ADR *                                   350,000           8,869

Cadence Design Systems *                                 500,000           6,905

Concord Communications *                                 675,000           7,479

Convera *!                                             1,500,000           6,990

FactSet Research Systems                                 500,000          29,220

FileNet *                                              1,025,000          26,404

Informatica *                                          3,350,000          27,202

Internet Security Systems *                              200,000           4,650

Jack Henry & Associates                                1,625,000          32,354

Kronos *                                               1,050,000          53,686

Macromedia *                                           1,150,000          35,788

Magma Design Automation *                              1,400,000          17,584

McAfee *                                               1,000,000          28,930

Mercury Interactive *                                    650,000          29,607

Motive *                                                 754,700           8,588

Nassda *                                               1,000,000           6,900

NetIQ *                                                2,100,000          25,641

Open Solutions *                                         323,600           8,401

Phase Forward *                                          500,000           4,085

Quest Software *                                         800,000          12,760

Red Hat *                                              1,450,000          19,358

RSA Security *                                           725,000          14,544

Salesforce.com *                                         500,000           8,470

TALX Corporation                                         550,000          14,185

THQ *                                                     50,000           1,147

Verisity *                                               175,000           1,435

Verity *                                               1,450,000          19,024

                                                                         533,090

Total Information Technology                                           1,267,088


MATERIALS   1.4%

Chemicals   0.7%

Airgas                                                   400,000          10,604

Symyx Technologies *                                   1,000,000          30,080

                                                                          40,684

Metals & Mining   0.7%

Steel Dynamics                                         1,000,000          37,880

                                                                          37,880

Total Materials                                                           78,564

TELECOMMUNICATION SERVICES   3.8%

Diversified Telecommunication Services   0.0%

Arbinet Holdings *                                        45,000           1,118

Callwave *                                                95,400           1,473

                                                                           2,591

Wireless Telecommunication Services   3.8%

Crown Castle International *                           1,000,000          16,640

Nextel Partners, Class A *                             2,850,000          55,689

NII Holdings, Class B *                                2,225,000         105,577

Western Wireless, Class A *                              650,000          19,045

Wireless Facilities *                                  2,000,000          18,880

                                                                         215,831

Total Telecommunication Services                                         218,422

Total Miscellaneous Common Stocks (s.) 0.0%                                2,161


Total Common Stocks & Warrants (Cost $3,418,405)                       5,731,588


CONVERTIBLE PREFERRED STOCKS   0.0%


HEALTH CARE  0.0%

Health Care Equipment & Supplies   0.0%

Control Delivery Systems, Series A *+(euro)               74,432           1,000


Total Convertible Preferred Stocks (Cost  $4,000)                          1,000


SHORT-TERM INVESTMENTS   1.6%


Money Market Fund   1.6%

T. Rowe Price Reserve Investment Fund, 2.28% #!       89,845,376          89,845


Total Short-Term Investments (Cost  $89,845)                              89,845

Total Investments in Securities

101.4% of Net Assets (Cost $3,512,250)                                $5,822,433
                                                                      ----------


   (1)  Denominated in U.S. dollars unless otherwise noted

     #  Seven-day yield

     *  Non-income producing

  (s.) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

(euro) Valued by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors

   ADR  American Depository Receipts

--------------------------------------------------------------------------------

!Affiliated Companies
($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

                           Purchase     Sales    Investment         Value
Affiliate                      Cost      Cost        Income  12/31/04   12/31/03
--------------------------------------------------------------------------------

AC Moore Arts & Crafts      $ 3,197   $     -       $     -   $28,810    $     *

Actuant                       4,767       627             -    65,970     43,440

Agile Software               27,311         -             -    24,510          -

Christopher & Banks               -         -           320    36,900     39,060

Convera                           -         -             -     6,990      4,842

Duane Reade                       -    57,650             -         -     35,532

Endologix                     3,477         -             -     4,661          -

Health Stream                     -         -             -     6,445      6,253

Keryx Biopharmaceuticals      2,750         -             -     3,182          -

META Group                        -    10,228             -     3,784      6,300

Mobile Mini                       -         -             -    36,344     21,692

Multimedia Games             11,430     2,820             -    35,460     35,963

Myogen                        5,436         -             -     5,770          -

Myogen, Warrants 9/29/09         14         -             -        31          -

School Specialty                  -         -             -    57,840     51,015

Spanish Broadcasting          5,130         -             -    26,400     21,000

The Finish Line               8,491     1,499           114    40,260          *

The Knot                          -         -             -     6,818      4,921

Tuesday Morning                   -     7,117             -    64,323     75,625

Ultimate Electronics              -    17,453             -         -      6,104

T. Rowe Price Reserve
Investment Fund, 2.28%           **        **           578    89,845     12,340

Totals                                             $  1,012  $544,343   $364,087
                                                   -----------------------------

 * The issuer was not considered an affiliated company at December 31, 2003. ** Purchase and sale information not shown for cash management funds.

--------------------------------------------------------------------------------

+Restricted Securities
($000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total restricted securities (excluding 144A issues) at period-end amounts to $7,413 and represents 0.1% of net assets.

                                                   Acquisition       Acquisition
Description                                               Date              Cost
------------------------------------------         -----------       -----------

Control Delivery Systems, Series A                      8/9/00      $      4,000

Myogen, Warrants, 9/29/09                              2/29/04                14

Theravance (IPO restricted shares)                     10/6/04             1,040

Theravance (restricted shares), Series D1              10/6/04             4,620

Totals                                                              $      9,674
                                                                    ------------

The fund has registration rights for certain restricted securities held as of December 31, 2004. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $401,947)                          $       544,343

  Non-affiliated companies (cost $3,110,303)                          5,278,090

  Total investments in securities                                     5,822,433

Other assets                                                             21,179

Total assets                                                          5,843,612

Liabilities

Total liabilities                                                       102,694

NET ASSETS                                                      $     5,740,918
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $       (48,977)

Net unrealized gain (loss)                                            2,310,183

Paid-in-capital applicable to 196,360,144 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                         3,479,712

NET ASSETS                                                      $     5,740,918
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         29.24
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                            Year
                                                                           Ended
                                                                        12/31/04
Investment Income (Loss)

Dividend income                                                 $        10,375

Expenses

  Investment management                                                  34,850

  Shareholder servicing                                                  10,081

  Custody and accounting                                                    275

  Prospectus and shareholder reports                                        148

  Legal and audit                                                           100

  Registration                                                               66

  Directors                                                                  12

  Miscellaneous                                                              45

  Total expenses                                                         45,577

  Expenses paid indirectly                                                   (6)

  Net expenses                                                           45,571

Net investment income (loss)                                            (35,196)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Affiliated securities                                                 (35,794)

  Non-affiliated securities                                             242,340

  Net realized gain (loss)                                              206,546

  Change in net unrealized gain (loss) on securities                    706,297

Net realized and unrealized gain (loss)                                 912,843

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $       877,647
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                           Year
                                                          Ended
                                                       12/31/04         12/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                     $   (35,196)     $   (30,379)

  Net realized gain (loss)                             206,546          115,336

  Change in net unrealized gain (loss)                 706,297        1,545,443

  Increase (decrease) in net assets
  from operations                                      877,647        1,630,400

Capital share transactions *

  Shares sold                                          924,288          794,501

  Shares redeemed                                   (1,016,093)        (829,181)

  Increase (decrease) in net assets from capital
  share transactions                                   (91,805)         (34,680)

Net Assets

Increase (decrease) during period                      785,842        1,595,720

Beginning of period                                  4,955,076        3,359,356

End of period                                      $ 5,740,918      $ 4,955,076
                                                   -----------      -----------

(Including undistributed net investment income of $0 at 12/31/04 and $0 at 12/31/03)

*Share information

    Shares sold                                         35,289           38,617

    Shares redeemed                                    (38,713)         (41,135)

    Increase (decrease) in shares outstanding           (3,424)          (2,518)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------
                                                               December 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $249,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,328,086,000 and $1,431,053,000, respectively, for the year ended December 31, 2004.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2004. At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                        $  2,598,060,000

Unrealized depreciation                                            (316,514,000)

Net unrealized appreciation (depreciation)                        2,281,546,000

Capital loss carryforwards                                          (20,340,000)

Paid-in capital                                                   3,479,712,000

Net assets                                                     $  5,740,918,000
                                                               ----------------

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $28,637,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2005. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $228,067,000 of capital loss carryforwards. As of December 31, 2004, the fund had $20,340,000 of capital loss carryforwards that expire in 2010.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                            $     35,196,000

Paid-in capital                                                     (35,196,000)

At December 31, 2004, the cost of investments for federal income tax purposes was $3,540,887,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $3,201,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $84,000 for Price Associates, $1,774,000 for T. Rowe Price Services, Inc., and $5,513,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $620,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2004, the fund was charged $28,000 for shareholder servicing costs related to the college savings plans, of which $20,000 was for services provided by Price and less than $1,000 was payable at period-end. At December 31, 2004, approximately 1.1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $744,000 of Spectrum Funds' expenses, of which $537,000 related to services provided by Price and $38,000 was payable at period-end. At December 31, 2004, approximately 6.9% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 188,747 shares of the fund, representing less than 1% of the fund's net assets.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE NEW HORIZONS FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132

Independent Directors

Name
(Year of Birth)               Principal Occupation(s) During Past 5 Years
Year Elected *                and Directorships of Other Public Companies

Anthony W. Deering            Director, Chairman of the Board, President, and
(1945)                        Chief Executive Officer, The Rouse Company, real
2001                          estate developers; Director, Mercantile Bank
                              (4/03 to present)

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1943)                        acquisition and management advisory firm
1994

David K. Fagin                Director, Golden Star Resources Ltd., Canyon
(1938)                        Resources Corp. (5/00 to present), and Pacific
1988                          Rim Mining Corp. (2/02 to present); Chairman and
                              President, Nye Corp.

Karen N. Horn                 Managing Director and President, Global Private
(1943)                        Client Services, Marsh Inc. (1999-2003); Managing
2003                          Director and Head of International Private
                              Banking, Bankers Trust (1996-1999); Director, Eli
                              Lilly and Company and Georgia Pacific
                              (5/04 to present)

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(1934)                        Inc., consulting environmental and civil engineers
2001

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(1946)                        real estate investment company; Partner,
2001                          Blackstone Real Estate Advisors, L.P.; Director,
                              AMLI Residential Properties Trust and The Rouse
                              Company, real estate developers

*Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
Portfolios Overseen]          and Directorships of Other Public Companies

John H. Laporte, CFA          Vice President, T. Rowe Price and T. Rowe Price
(1945)                        Group, Inc.; President, New Horizons Fund
1988
[15]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(1943)                        Chairman of the Board, Director, and Vice
1983                          President, T. Rowe Price Group, Inc.; Chairman of
[112]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Global
                              Investment Services Limited, T. Rowe Price
                              Investment Services, Inc., T. Rowe Price
                              Retirement Plan Services, Inc., and T. Rowe Price
                              Services, Inc.; Chairman of the Board, Director,
                              President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price International,
                              Inc.; Chairman of the Board, New Horizons Fund

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Kennard W. Allen (1977)                 Vice President, T. Rowe Price; formerly
Vice President, New Horizons Fund       Equity Research Intern, Tonge Investment
                                        Advisors (to 2000); student, Colby
                                        College (to 2000)

Francisco Alonso (1978)                 Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

P. Robert Bartolo, CPA (1972)           Vice President, T. Rowe Price; formerly
Vice President, New Horizons Fund       intern, T. Rowe Price (to 2001)

Brian W.H. Berghuis, CFA (1958)         Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

Christopher A. Berrier (1977)           Vice President, T. Rowe Price
Vice President, New Horizons Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, New Horizons Fund       Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brace C. Brooks, CFA (1967)             Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

Christopher W. Carlson (1967)           Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, New Horizons Fund            Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Hugh M. Evans III, CFA (1966)           Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

Joseph B. Fath, CPA (1971)              Vice President, T. Rowe Price; formerly
Vice President, New Horizons Fund       intern, T. Rowe Price (to 2001); Chief
                                        Financial Officer and cofounder,
                                        Broadform, Inc. (to 2000)

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, New Horizons Fund       Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

John R. Gilner (1961)                   Chief Compliance Officer and Vice
Chief Compliance Officer,               President, T. Rowe Price; Vice
New Horizons Fund                       President, T. Rowe Price Investment
                                        Services, Inc., and T. Rowe Price Group,
                                        Inc.

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Trust Company

Francies W. Hawks (1944)                Assistant Vice President, T. Rowe Price
Assistant Vice President,
New Horizons Fund

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, New Horizons Fund       Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Kris H. Jenner, M.D., D. Phil. (1962)   Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, New Horizons Fund            and T. Rowe Price Investment Services,
                                        Inc.

Jay S. Markowitz, M.D. (1962)           Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.; formerly
                                        Transplant Surgeon and Assistant
                                        Professor of Surgery, Johns Hopkins
                                        University School of Medicine (to 2001)

Timothy E. Parker (1974)                Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.; formerly
                                        student, Darden Graduate School,
                                        University of Virginia (to 2001);
                                        Financial Analyst, Robert W. Baird &
                                        Co., Inc. (to 1999)

Charles G. Pepin (1966)                 Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

Jeffrey Rottinghaus, CPA (1970)         Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.; formerly
                                        student, the Wharton School, University
                                        of Pennsylvania (to 2001); Information
                                        Technology Consultant, Kelly-Lewey &
                                        Associates (to 1999)

Michael F. Sola, CFA (1969)             Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

John F. Wakeman (1962)                  Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, New Horizons Fund

R. Candler Young (1971)                 Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.

Wenhua Zhang, CFA, CPA (1970)           Vice President, T. Rowe Price and
Vice President, New Horizons Fund       T. Rowe Price Group, Inc.; formerly
                                        student, the Wharton School, University
                                        of Pennsylvania (to 2001); Associate,
                                        Swiss Reinsurance Company (to 1999)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.


Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $12,790               $14,823
     Audit-Related Fees                       1,801                   912
     Tax Fees                                 3,468                 3,850
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005